TECHNOLOGY LICENSE AGREEMENT


     THIS AGREEMENT is made as of the 23rd day of June, 2004, with the Effective Date of February 24, 2004, by and between MULTITRADE TECHNOLOGIES LLC, a limited liability company organized under the laws of Delaware ("MTT"), THE JACKSON RIVERS COMPANY, a Florida corporation ("JRC") and JACKSON RIVERS TECHNOLOGIES, INC., a Nevada corporation ("JRT"). MTT is herein sometimes referred to as the "Licensor." JRT is sometimes referred to as "Licensee."

      WHEREAS, Licensor owns certain distribution rights to STEPS(C), an Enterprise Management System (EMS) software development platform, as described in the Kisnet-MTT exclusive distribution agreement, attached hereto as an exhibit and made part hereof for all purposes; and

      WHEREAS, Licensee desires to license these distribution rights from the Licensor and the Licensor is willing to grant such an exclusive license to Licensee in exchange for consideration as hereinafter provided; and

     NOW, THEREFORE, in consideration of the foregoing and the following mutual covenants and agreements, the parties hereto agree as follows:

                                        I
                                   DEFINITIONS

     1.1 "Affiliate" means any business entity more than 50 percent owned by the Licensee, or any business entity that is more than 50 percent owned by a business entity that owns more than 50 percent of the Licensee.

     1.2 "Confidential Information" means the proprietary or confidential information of a party (each, a "Discloser") which is disclosed to the other party (each, a "Recipient") before or after the Closing and (i) is identified as "confidential" by Discloser in writing prior to disclosure and (ii) relates to products, plans, designs, costs, prices, finances, marketing plans, business opportunities, personnel, research, development, know-how, trade secrets, inventions, blueprints, techniques, algorithms, software programs, designs, contracts, customer lists, procedures, patent applications and other information relating to Discloser's business, services, processes or technology.
Confidential  Information  shall  not include information that Recipient proves:
(i) was known by Recipient, or was publicly available, prior to disclosure by Discloser to Recipient; (ii) became publicly available after disclosure by Discloser to Recipient through no act of Recipient; (iii) is hereafter rightfully furnished to Recipient by a third party without confidentiality restriction; or (iv) is disclosed with the prior written consent of Discloser or as expressly authorized under this Agreement.

     1.3 "Licensed Technology" means the STEPS(C) Enterprise Management System (EMS) software development platform, which is described in Exhibit A of
                                                                    ---------
this Agreement. Notwithstanding anything to the contrary contained in this Agreement, the scope of the license granted by this Agreement to JRT and JRC is limited to the rights of MTT to license the STEPS(C) technology, contained in the STEPS(C) Distribution Agreement between Kisnet Corporation and MTT, contained in Exhibit A of this Agreement.
               ----------

     1.4 "Know-How" means any and all information, processes, procedures, documents and materials relating to the deployment of Licensed Products known to Licensor as of the Closing.

     1.5     "Licensed Products" means any EMS systems developed using STEPS(C).

     1.6 "Licensed Technical Information" means Licensor's rights in any technical information, Know-How, processes, procedures, compositions, devices, methods, protocols, techniques, software, designs, drawings or data which are necessary or useful for using the Licensed Products.

     1.7     "Term"  has  the  meaning  set  forth  in  Section  III.


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     1.8     "Closing"  shall  occur 30 days after the parties to this Agreement provide  each other with written notice of their intent to close this Agreement.

     1.9     "Effective  Date"  means  February  24,  2004.

                                       II
                          LICENSE, TECHNOLOGY TRANSFER

     2.1     License.  Subject  to  the  terms and conditions of this Agreement,
             -------
Licensor hereby grants to Licensee, a worldwide, (excluding the territories as defined in Schedule E of the Kisnet-MTT Agreement), exclusive (even as to Licensor) license, with the right to sublicense, the distribution rights therein to make, have made, use, import, reproduce, offer to sell and/or sell Licensed Products. The transfer of the license has occurred on the Effective Date of this Agreement.

     2.2     Sublicenses.  Licensee  may  grant  sublicenses  under  Licensed
             -----------
Technology  consistent  with  the  terms  of  Section  2.1  and  this Agreement.

     2.3     Technology  Transfer.  No later than 30 days following the Closing,
             --------------------
Licensor  shall  deliver  to  Licensee  all  Licensed  Technology.

                                       III
                               CONSIDERATION, TERM

          3.1     Consideration.  The  consideration  for  the rights granted by
                  -------------
Licensor to Licensee under this Agreement shall be paid in the form of a one-time non-refundable cash payment in the amount of $200,000.00 to be delivered by the Licensee to the Licensor at the Closing. At Licensor's option, the $200,000.00 can be paid in the common stock of JRC with a conversion rate not to exceed 4.99 percent of JRC's issued and outstanding common stock at any one time, with the conversion price equal to the lower of $0.10 or 80 percent of the average of the three lowest closing bid prices from the 20 trading days immediately preceding the date of the conversion. In addition, the Licensee will pay to the Licensor the fees as set forth in Section VIII of the Kisnet-MTT Exclusive Distribution Agreement for STEPS(C), attached hereto as Exhibit A and
                                                                   ---------
made  a  part  hereof  for  all  purposes.

     .2     Term.  The initial term of this Agreement shall be one year from the
            ----
Effective Date. Thereafter this Agreement will automatically renew each year for a total term of five years unless terminated as specified in the Termination section  XI  of  the  Kisnet-MTT  Exclusive Distribution agreement for STEPS(C).

                                       IV
                                    OWNERSHIP

     4.1     Ownership.  Except for the licenses granted herein and as set forth
             ---------
in Paragraph 2.1, Licensor shall retain all of its rights, title and interests, which it may have, in the underlying Licensed Technology.


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
                                        V
                            CONFIDENTIAL INFORMATION

     5.1     Nondisclosure.  Recipient  shall not, except as otherwise expressly
             -------------
provided herein, disclose, disseminate or otherwise allow access to the Confidential Information of Discloser to anyone other than Recipient's employees that have a need to know such Confidential Information to implement this Agreement and who are bound by written confidentiality obligations. Recipient shall prevent unauthorized disclosure or use of the Confidential Information of Discloser. Recipient shall be responsible for any breach of this Section V by Recipient's employees, contractors or agents.

     5.2     Ownership.  Except  as set forth herein, Recipient acknowledges and
             ---------
agrees that Discloser (or its licensors) owns all rights, title and interests, in and to Discloser's Confidential Information.

     5.3     Notification.  If  Recipient learns or believes that any person who
             ------------
has had access to the Confidential Information of Discloser has violated or intends to violate this Agreement, Recipient shall immediately notify Discloser and shall cooperate with Discloser in seeking injunctive or other equitable relief against any such person.

     5.4     Reproduction of Confidential Information.  Confidential Information
             ----------------------------------------
shall not be reproduced except as required to implement this Agreement. Any reproduction or derivative of any Confidential Information of Discloser by Recipient shall remain the property of Discloser and shall contain all confidential or proprietary notices or legends which appear on the original.

                                       VI
                         REPRESENTATIONS AND WARRANTIES

     6.1     Representations  and  Warranties  of  the Licensor.  Where  a
             --------------------------------------------------
representation contained in this Agreement is qualified by the phrase "to the best of the Licensor's knowledge" (or words of similar import), such expression means that, after having conducted a due diligence review, the Licensor believes the statement to be true, accurate, and complete in all material respects. Knowledge shall not be imputed nor shall it include any matters which such person should have known or should have been reasonably expected to have known. The Licensor represents and warrants to Licensee as follows:

          (a)     Power  and  Authority.  The  Licensor  has  full  power  and
                  ---------------------
authority to execute, deliver, and perform this Agreement and all other agreements, certificates or documents to be delivered in connection herewith, including, without limitation, the other agreements, certificates and documents contemplated hereby (collectively the "Other Agreements").

          (b)     Binding  Effect.  Upon execution and delivery by the Licensor,
                  ---------------
this Agreement and the Other Agreements shall be and constitute the valid, binding and legal obligations of the Licensor, enforceable against the Licensor in accordance with the terms hereof and thereof, except as the enforceability hereof or thereof may be subject to the effect of (i) any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally, and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          (c)     Effect.  Neither  the execution and delivery of this Agreement
                  ------
or the Other Agreements nor full performance by the Licensor of its obligations hereunder or thereunder will violate or breach, or otherwise constitute or give rise to a default under, the terms or provisions of the Certificate of Formation, or the Limited Liability Company Agreement of MTT or, subject to obtaining any and all necessary consents, of any contract, commitment or other obligation of MTT or necessary for the operation of MTT's business (the "Business") following the Closing or any other material contract, commitment, or other obligation to which MTT is a party, or create or result in the creation of any encumbrance on any of the property of MTT. MTT is not in violation of its Certificate of Formation, or the Limited Liability Company Agreement, or of any indebtedness, mortgage, contract, lease, or other agreement or commitment.

          (d)     No  Consents.  No  consent,  approval  or authorization of, or
                  ------------
registration, declaration or filing with any third party, including, but not limited to, any governmental department, agency, commission or other instrumentality, will, except such consents, if any, delivered or obtained on or prior to the Closing, be obtained or


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
made by the Licensor prior to the Closing to authorize the execution, delivery and performance by the Licensor of this Agreement or the Other Agreements.

          (e)     The Licensor's  Representations  and  Warranties  True  and
                  ----------------------------------------------------------
Complete.  All  representations and warranties of the Licensor in this Agreement
--------
and the Other Agreements are true, accurate and complete in all material respects as of the Closing.

          (f)     No  Knowledge  of JRT's Default. The Licensor has no knowledge
                  ------------------------------
that any of JRT's representations and warranties contained in this Agreement or the Other Agreements are untrue, inaccurate or incomplete or that JRT is in default under any term or provision of this Agreement or the Other Agreements.

          (g)     No  Untrue  Statements.  No  representation or warranty by the
                  ----------------------
Licensor in this Agreement or in any writing furnished or to be furnished pursuant hereto, contains or will contain any untrue statement of a material fact, or omits, or will omit to state any material fact required to make the statements herein or therein contained not misleading.

          (h)     Reliance.  The  foregoing  representations  and warranties are
                  --------
made by the Licensor with the knowledge and expectation that JRT is placing complete reliance thereon.

     6.2     Representations  and  Warranties  of JRT.  Where  a  representation
             ---------------------------------------
contained in this Agreement is qualified by the phrase "to the best of JRT's knowledge" (or words of similar import), such expression means that, after having conducted a due diligence review, the principals of JRT believe the statement to be true, accurate, and complete in all material respects. Knowledge shall not be imputed nor shall it include any matters which such person should have known or should have been reasonably expected to have known. JRT hereby represents and warrants to the Licensee as follows:

          (a)     Power and  Authority.  JRT  has  full  power  and authority to
                  -------------------
execute,  deliver  and  perform  this  Agreement  and  the  Other  Agreements.

          (b)     Binding  Effect.  Upon  execution  and  delivery  by JRT, this
                  ---------------
Agreement and the Other Agreements shall be and constitute the valid, binding and legal obligations of JRT, enforceable against JRT in accordance with the terms hereof or thereof, except as the enforceability hereof and thereof may be subject to the effect of (i) any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally, and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          (c)     No  Consents.  No  consent,  approval  or authorization of, or
                  ------------
registration, declaration or filing with any third party, including, but not limited to, any governmental department, agency, commission or other instrumentality, will, except such consents, if any, delivered or obtained on or prior to the Closing, be obtained or made by JRT prior to the Closing to authorize the execution, delivery and performance by JRT of this Agreement or the Other Agreements.

          (d)     JRT's Representations and  Warranties  True and Complete.  All
                  --------------------------------------------------------
representations and warranties of JRT in this Agreement and the Other Agreements are true, accurate and complete in all material respects as of the Closing.

          (e)     No  Knowledge of the Licensor's Default.  JRT has no knowledge
                  ---------------------------------------
that any of the Licensor's representations and warranties contained in this Agreement is untrue, inaccurate or incomplete in any respect or that the Licensor is in default under any term or provision of this Agreement or the Other Agreements.

          (f)     No Untrue Statements.  No representation or warranty by JRT in
                  --------------------
this Agreement or in any writing furnished or to be furnished pursuant hereto, contains or will contain any untrue statement of a material fact, or omits, or will omit to state any material fact required to make the statements herein or therein contained not misleading.

          (g)     Reliance.  The  foregoing  representations  and warranties are
                  --------
made by JRT with the knowledge and expectation that the Licensor is placing complete reliance thereon.

                                       VII
                              CONDITIONS PRECEDENT

     7.1     Conditions Precedent to Obligations of JRT and JRC. All obligations
             --------------------------------------------------
of JRT and JRC under this Agreement are subject to the fulfillment, prior to or at the Closing, of the following conditions:

          (a)     Representations and Warranties  True  at the Closing.  The
                  ----------------------------------------------------
representations and warranties of the Licensor herein shall be deemed to have been made again as of the Closing, and then be true and correct, subject to any changes contemplated by this Agreement. The Licensor shall have performed all of the obligations to be performed by them hereunder on or prior to the Closing.

          (b)     Proof  of  Authority.  JRT's  counsel  shall  have  received
                  --------------------
evidence reasonably sufficient to such counsel that the Licensor has all requisite authorizations necessary for consummation by the Licensor of the transactions contemplated hereby, and there has not been issued, and there is not in effect, any injunction or similar legal order prohibiting or restraining consummation of any of the transactions herein contemplated, and no legal or governmental action, proceeding or investigation which might reasonably be expected to result in any such injunction or order is pending.

          (c)     Deliveries at the  Closing.  The Licensor shall have delivered
                  --------------------------
to JRT and JRC at the Closing all of the documents required to be delivered hereunder.

          (d)     MTT-Kisnet  Agreement.  All  necessary actions have been taken
                  ---------------------
and all necessary approvals have been obtained by MTT prior to the Closing in order to ensure that all of the rights and obligations of MTT and Kisnet Corporation, Inc. under the KISNET-MTT STEPS(C) Distribution Agreement continue without any modification or interruption immediately following the Closing. The valid and binding agreement of Kisnet to assign the KISNET-MTT STEPS(C) Distribution Agreement in favor of JRT is attached hereto as Exhibit B and made
                                                              ---------
part  hereof  for  all  purposes.

          (e)     Certificate.  Licensor  shall have delivered to JRT and JRC at
                  -----------
the Closing a certificate dated as of the Closing executed by the Licensor, certifying that the conditions specified in subparagraphs (a), (c), and (d) of this Paragraph 7.1 have been fulfilled.

          (f)     Other  Matters.  All  corporate  and  other  proceedings  and
                  --------------
actions taken in connection with the transactions contemplated hereby and all certificates, opinions, agreements, instruments and documents mentioned herein or incident to any such transaction shall be satisfactory in form and substance to JRT and their counsel, whose approval shall not be unreasonably withheld.

     7.2     Conditions  Precedent  to  Obligations  of the Licensor.  All
             -------------------------------------------------------
obligations of the Licensor under this Agreement are subject to the fulfillment, prior to or at the Closing, of the following conditions:

          (a)     Representations  and  Warranties  True at Closing.  The
                  -------------------------------------------------
representations and warranties of JRT herein shall be deemed to have been made again at the Closing, and then be true and correct, subject to any changes contemplated by this Agreement. JRT shall have performed all of the obligations to be performed by JRT hereunder on or prior to the Closing.

          (b)     Proof  of  Authority.  The  Licensor's  counsel  shall  have
                  --------------------
received evidence reasonably sufficient to such counsel that JRT has all requisite authorizations necessary for consummation by JRT of the transactions contemplated hereby, and there has not been issued, and there is not in effect, any injunction or similar legal order prohibiting or restraining consummation of any of the transactions herein contemplated, and no legal or governmental action, proceeding or investigation that might reasonably be expected to result in any such injunction or order is pending.


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
          (c)     Certificate.  JRT  shall have delivered to the Licensor at the
                  -----------
Closing a certificate dated as of the applicable closing, executed by the President and Secretary of JRT, certifying that the conditions specified in subparagraphs (a) and (b) of this Paragraph 7.2 have been fulfilled.

          (d)     Order.  There has not been issued, and there is not in effect,
                  -----
any injunction or similar legal order prohibiting or restraining consummation of any of the transactions herein contemplated, and no legal or governmental action, proceeding or investigation which might reasonably be expected to result in any such injunction or order is pending.

          (e)     Other  Matters.  All  corporate  and  other  proceedings  and
                  --------------
actions taken in connection with the transactions contemplated hereby and all certificates, opinions, agreements, instruments and documents mentioned herein or incident to any such transaction shall be satisfactory in form and substance to the Licensor and its counsel, whose approval shall not be unreasonably withheld.

     7.3     The  Nature  and  Survival  of  Representations,  Covenants  and
             ----------------------------------------------------------------
Warranties.  All  statements and facts contained in any memorandum, certificate,
----------
instrument, or other document delivered by or on behalf of the parties hereto for information or reliance pursuant to this Agreement, shall be deemed representations, covenants and warranties by the parties hereto under this Agreement. All representations, covenants and warranties of the parties shall survive the Closing and all inspections, examinations, or audits on behalf of the parties, shall expire one year following the Closing.

                                      VIII
                         INDEMNIFICATION BY THE LICENSOR

     8.1     Indemnification by the Licensor. The  Licensor  agrees to indemnify
             -------------------------------
and hold harmless JRT and JRC against and in respect to all damages (as hereinafter defined) in excess of $500.00. Damages, as used herein shall include any claim, salary, wage, action, tax, demand, loss, cost, expense, liability (joint or several), penalty, and other damage, including, without limitation, counsel fees and other costs and expenses reasonably incurred in investigating or attempting to avoid same or in opposition to the imposition thereof, or in enforcing this indemnity, resulting to JRT and JRC from any inaccurate representation made by or on behalf of the Licensor in or pursuant to this Agreement, breach of any of the warranties made by or on behalf of the Licensor in or pursuant to this Agreement, or breach or default in the performance by the Licensor of any of the obligations to be performed by them hereunder. Hereunder, JRC shall determine whether JRT or JRC is entitled to be indemnified and such determination shall be binding on the Licensor.

     Notwithstanding anything contained in this Agreement to the contrary, the right to indemnification described in this paragraph shall expire one year after the Closing hereunder, except in the case of the proven fraud by the Licensor hereunder as determined by a court of competent jurisdiction in connection with any such claim for indemnification, in which event such right to indemnification shall expire one year after the discovery of such fraud.

                                       IX
                         INDEMNIFICATION BY THE LICENSEE

      9.1     Indemnification  by  JRT  and JRC.  JRT and JRC agree to indemnify
              ---------------------------------
and hold harmless the Licensor against and in respect to all damages (as hereinafter defined) in excess of $500.00. Damages, as used herein shall include any claim, salary, wage, action, tax, demand, loss, cost, expense, liability (joint or several), penalty, and other damage, including, without limitation, counsel fees and other costs and expenses reasonably incurred in investigating or attempting to avoid same or in opposition to the imposition thereof, or in enforcing this indemnity, resulting to the Licensor from any inaccurate representation made by or on behalf of JRT and JRC in or pursuant to this Agreement, breach of any of the warranties made by or on behalf of JRT and JRC in or pursuant to this Agreement, or breach or default in the performance by
     JRT  and  JRC  of any of the obligations to be performed by them hereunder.

      JRT and JRC shall reimburse and/or pay on behalf of Licensor on demand for any payment made or required to be made by MTT at any time after the
Closing  based  upon  the  judgment  of  any  court  of  competent


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
jurisdiction or pursuant to a bona fide compromise or settlement of claims, demands or actions, in respect to the damages to which the foregoing indemnity relates.

     Notwithstanding anything contained in this Agreement to the contrary, the right to indemnification described in this paragraph shall expire one year after the Closing hereunder, except in the case of the proven fraud by JRT and JRC hereunder as determined by a court of competent jurisdiction in connection with any such claim for indemnification, in which event such right to indemnification shall expire one year after the discovery of such fraud.

                                        X
                                     DEFAULT

     10.1     Default by JRT and JRC. If the Licensor does not default hereunder
              ----------------------
and JRT and JRC default hereunder and fail to pay to the Licensor any portion of the consideration for the Licensed Technology interest as described herein, the Licensor may assert any remedy, including specific performance, which the Licensor may have by reason of any such default. From and after the Closing, subject to the terms and provisions hereof, in the event of a breach by any party of the terms of this Agreement or any obligation of a party which survives the Closing hereunder, the non-defaulting party may assert any remedy, either at law or in equity to which such non-defaulting party may be entitled.

     10.2     Default  by the Licensor.  If JRT and JRC do not default hereunder
              ------------------------
and the Licensor defaults hereunder, JRT may elect to terminate this Agreement as well as any other agreement executed by JRT and JRC in connection with the transactions contemplated by this Agreement, including but not limited to any independent nondisclosure agreement or any other independent agreements, whereupon no party shall be liable to the others hereunder, or JRT and JRC may assert any remedy, including specific performance, which JRT and JRC may have by reason of any such default of the Licensor. From and after the Closing, subject to the terms and provisions hereof, in the event of a breach by any party of the terms of this Agreement or any obligation of a party which survives the Closing hereunder, the non-defaulting party may assert any remedy, either at law or in equity, to which such non-defaulting party may be entitled.

                                       XI
                              DELIVERIES AT CLOSING

     11.1     The Closing.  The Closing hereunder shall be February 24, 2004.
              -----------

     11.2     Deliveries at the Closing by the Licensor.  At the Closing:
              -----------------------------------------

          (a) The Licensor shall deliver the proof of authority described in Paragraph 7.1(b) hereof.

          (b) The Licensor shall deliver the certification described in Paragraph 7.1(e) hereof.

          (c) The Licensor shall deliver the agreement to assign the KISNET-MTT STEPS(C) Distribution Agreement described in Paragraph 7.1(d) hereof.

          (d) The Licensor shall deliver any other document which may be necessary to carry out the intent of this Agreement.

     All documents reflecting any actions taken, received or delivered by the Licensor pursuant to this Paragraph 11.2 shall be reasonably satisfactory in form and substance to JRT and JRC and their counsel.

     11.3     Deliveries  at  the  Closing  by  JRT.  At  the  Closing:
              -------------------------------------

          (a)     The  proof  of authority described in Paragraph 7.2(b) hereof.

          (b)     The  certification  described  in  Paragraph  7.2(c)  hereof.

          (c) JRT shall deliver any other document which may be necessary to carry out the intent of this Agreement.

     All documents reflecting any actions taken, received or delivered by JRT pursuant to this Paragraph 11.3 shall be reasonably satisfactory in form and substance to the Licensor and its counsel.

                                       XII
                            MISCELLANEOUS PROVISIONS

     12.1     Termination.  In  the  event  of the termination of this Agreement
              -----------
prior to the Closing, no party shall have any obligation to any other in connection herewith or in connection with any other documents which may have been executed by any party with respect to the transactions contemplated by this Agreement whether or not such documents are described herein.

     12.2     Cooperation.  JRT  and  the  Licensor will each cooperate with the
              -----------
other, at the other's request and expense, in furnishing information, testimony, and other assistance in connection with any actions, proceedings, arrangements, disputes with other persons or governmental inquiries or investigations involving the Licensor or JRT's conduct of the Business or the transactions contemplated hereby.

     12.3     Further  Conveyances  and  Assurances.  After the Closing, MTT and
              -------------------------------------
JRT, each, will, without further cost or expense to, or consideration of any nature from the other, execute and deliver, or cause to be executed and delivered, to the other, such additional documentation and instruments of transfer and conveyance, and will take such other and further actions, as the other may reasonably request as more completely to license to JRT the Licensed Products and to consummate the transactions contemplated hereby.

     12.4     No  Assignment.  This  Agreement  shall  not  be assignable by any
              --------------
party without the prior written consent of the other parties, which consent shall be subject to such parties' sole, absolute and unfettered discretion.

     12.5     Additional  Agreement.  Following  the Closing, Dennis Lauzon will
              ---------------------
be elected the Chairman of the Board of JRT, responsible for sales and marketing, and Joseph Khan will be elected as a member of the board and President and Chief Executive Officer of JRT, responsible for product delivery and strategic alliances.

     12.6     Attorney's Fees.  In the event that it should become necessary for
              ---------------
any party entitled hereunder to bring suit against any other party to this Agreement for enforcement of the covenants contained in this Agreement, the parties hereby covenant and agree that the party or parties who are found to be in violation of said covenants shall also be liable for all reasonable attorney's fees and costs of court incurred by the other party or parties that bring suit.

     12.7     Benefit.  All  the terms and provisions of this Agreement shall be
              -------
binding upon and inure to the benefit of and be enforceable by the parties hereto, and their respective heirs, executors, administrators, personal representatives, successors and permitted assigns.

     12.8     Construction.  Words of any gender used in this Agreement shall be
              ------------
held and construed to include any other gender, and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise.

     12.9     Waiver.  No  course  of dealing on the part of any party hereto or
              ------
its agents, or any failure or delay by any such party with respect to exercising any right, power or privilege of such party under this Agreement or any instrument referred to herein shall operate as a waiver thereof, and any single or partial exercise of any such right, power or privilege shall not preclude any later exercise thereof or any exercise of any other right, power or privilege hereunder or thereunder.

     12.10     Cumulative  Rights.  The  rights  and remedies of any party under
               ------------------
this Agreement and the instruments executed or to be executed in connection herewith, or any of them, shall be cumulative and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

     12.11     Invalidity.  In  the  event  any  one  or  more of the provisions
               ----------
contained in this Agreement or in any instrument referred to herein or executed in connection herewith shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect the other provisions of this Agreement or any such other instrument.

     12.12  Time  of  the  Essence.  Time  is  of the essence of this Agreement.
            ----------------------

     12.13     Multiple  Counterparts.  This Agreement may be executed in one or
               ----------------------
more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     12.14     Controlling  Agreement.  In the event of any conflict between the
               ----------------------
terms of this Agreement or exhibits referred to herein, the terms of this Agreement shall control. This Agreement supercedes that certain Amended LLC Interest Purchase Agreement dated February 24, 2004 by and between the parties.

     12.15     Law Governing.  This Agreement shall be construed and governed by
               -------------
the laws of the State of New York, and all obligations hereunder shall be deemed performable in Mount Kisco, New York.

     12.16     Entire  Agreement.  This  instrument  and  the attachments hereto
               -----------------
contain the entire understanding of the parties and may not be changed orally, but only by an instrument in writing signed by the party against whom enforcement of any waiver, change, modification, extension, or discharge is sought.

     IN WITNESS WHEREOF, this Agreement has been executed in multiple counterparts on the date first written above.


                                       MULTITRADE  TECHNOLOGIES  LLC


                                       By
                                           -------------------------------
                                           Joe Khan, Managing Partner

                                       JACKSON  RIVERS  TECHNOLOGIES,  INC.


                                       By
                                           -------------------------------
                                           Dennis Lauzon, President


                                       THE JACKSON RIVERS COMPANY


                                       By
                                           -------------------------------
                                           Dennis Lauzon, President

Exhibits:
--------
Exhibit  A     Licensed  Technology
Exhibit  B     Agreement  of  Kisnet to the Assignment of the STEPS(C) Agreement

            KISNET - MTT / EXCLUSIVE DISTRIBUTION AGREEMENT FOR STEPS


            KISNET - MTT / EXCLUSIVE DISTRIBUTION AGREEMENT FOR STEPS

This is an agreement, hereafter also referred to as Partnership, between Kisnet Corporation Inc, (KCI) of 42 Orchard Hills Road, Katonah, NY, 10536, and MultiTrade Technologies LLC(MTT) of 100 Park Avenue, NY, 10017
----------  -----------------           ------------------  --

KCI) is a software development company and has developed an Enterprise Management System (EMS) software development platform called STEPS (Straight Through Enterprise Processing Solution) described in STEPS_ProductSheet.doc.

MTT is a limited liability corporation registered in NY, established to market and distribute various Enterprise Resource Planning (ERP) systems and related technologies for different companies involved in trading of a variety of goods and services.

I.     SCOPE:
       ------
This agreement addresses the creation of a commercial relationship, which grants MTT a license to distribute ERP systems built on KCI's Information Technology (STEPS platform.

II.     PURPOSE:
        --------
To  service  Specified  Target  Markets  and  generate  revenues  from:
     1. Providing STEPS based EMS solutions to various Enterprises within the Specified Target Market on a licensed fee basis.
          ------------------------
     2. Providing maintenance, customization and enhancement services to support the above solutions.

III.     TERM:
         -----
This  agreement  is  effective  1st  of  January, 2004 for a term of five years,
                                ----------------------               ----------
unless terminated under the termination clauses _XI_& XII__ of this agreement. It may be renewed thereafter by mutual written agreement of both parties.

IV.     TERRITORIES:
        ------------
Exclusive:  USA,  The existing agreement for Mexico and Canada to be included as
            ---
Distributors under the terms and conditions of the distributors agreement to be drawn by the mutual consent of both parties.

Other regions may be subsequently added as exclusive territories upon mutual written consent of both Kisnet and MTT. Prior Kisnet agreements as listed in
SCHEDULE  E  are  excluded  from  this  agreement.
          -

V.     EXCLUSIVITY  &  NON-COMPETE:
       ----------------------------
This is an exclusive agreement during the above-specified term. And during the term of this agreement, each Party agrees for adherence to its expertise/activities, while executing the purpose of this Partnership. With respect to this paragraph, non-adherence by a party hereto encompasses offering the Services and Technologies that the other party hereto is entitled to provide to the Customers in the Territories, under this Partnership.

VI.     KCI'S  OBLIGATIONS:
        -------------------

KCI  will  be  responsible  for:

1. Delivery of STEPS versions on time as per the schedule in each client agreement, agreed by KC in writing.

2. Providing the design, specification and the requirements for deploying STEPS at MTT.

3. Maintenance and support for STEPS to MTT during the terms of this agreement.

            KISNET - MTT / EXCLUSIVE DISTRIBUTION AGREEMENT FOR STEPS


4. Sales support to MTT's staff, clients and prospects on a fee basis (Sales Support Fees) - included as a part of the compensation package described below.


VII.     MTT'S  OBLIGATIONS:
         -------------------
MTT  will  be  responsible  for  the  day-to-day-management  and  support of the
---
customers  and  as  will:

     1.   Identify  &  provide  client  requirements as well as ongoing changes.

     2. Provide the infrastructure (including organization) needed for deploying STEPS based solutions to its' customers.

     3. Provide sales, marketing & promotional services & first tier clients & prospects support, including administration for timely compensation of KCI.

     4.   Work  with  KC  team  to  develop  &  implement  project  plans.

     5. All IT related services needed by MTT for itself or any of its' clients will be provided exclusively by Kisnet during the terms of this agreement at the preferred development rates specified in SCHEDULE R.

VIII.     COMPENSATION:
          -------------

MTT  will  compensate  KCI  for  as  follows:

1.     MTT  will  pay

          a. KCI $10,000/month as a fixed amount of royalty during the first year of this agreement;
          b. In addition, MTT will pay KCI $10,000/month as Sales Support Fees during the first year of this agreement for the exclusive distribution rights.
2. Special Enhancements, outside the scope of the initial agreement, requested by MTT will be made at the preferred development rates specified in SCHEDULE R and will become part of the MTT_STEPS platform.
               -
3. MTT will pay KCI an additional 10% royalty on all STEP related revenues generated by MTT from its clients for the systems and services to be delivered "Revenue". The out of pocket expenses charged to the clients are not considered as Revenue.
4. MTT will pay KCI 45% of Revenue; in exchange, KCI is obligated to deliver all the systems and services on time and on budget.
5. After the initial term of first year, a minimum Kisnet revenue of $ 20,000/month is needed to retain the exclusive distribution rights.

IX.     PAYMENT  SCHEDULE:
        ------------------
MTT will pay KCI's compensation as specified in items 3 & 4 above, within 45 days of collection of its accounts receivables. REVENUE is defined as the amount invoiced to clients less any normal discounts or refunds in addition to the out of pocket expenses.
The payments will be due and made based upon on following.
1a in section VIII is payable on the first day of each month starting 01/01/04; the first payment may however be made upon signing of the agreement.
1b in section VIII is payable on the 15th of each month starting 01/15/04; the first payment may however be made upon signing of the agreement.

            KISNET - MTT / EXCLUSIVE DISTRIBUTION AGREEMENT FOR STEPS


X.     NON-SOLICITATION:
       -----------------
During the term of this Partnership, no employee of either Party shall solicit for the purpose of hiring any employee of the other. For the purposes of the preceding sentence, the following does not constitute solicitation under this
Partnership: (i) use of an independent employment agency, so long as such agency is not directed to contact a specific employee of the other party, and (ii) general advertisements not targeted at a specific employee of the other party.

XI.     TERMINATION:
        ------------
Notwithstanding anything herein contained, either party shall have the right to terminate this Partnership forthwith upon the happening of all or any of the following events, namely:

     1. Upon the other making any arrangement or composition with the general body of its creditors or having a winding-up order passed against it or going into liquidation, voluntary or otherwise than for the purposes of reconstruction or amalgamation;

     2. Upon any breach or default by the other of or in any of the terms, conditions or stipulations herein contained and its failure for a period of not less than sixty days to remedy the same after the receipt by it of written notice from the other in that behalf requiring it so to do.

     3. The termination of this Partnership whenever and however it shall occur shall only relate to the termination of the Partnership and shall not affect any of the rights or obligations of either party which have accrued before termination or which are intended or expressed to survive termination except for items listed in SCHEDULE E.

XII.     EFFECTS  OF  TERMINATION:
         -------------------------
     1.   This  agreement  shall  no  longer  be  exclusive.

     2. Within 30 days after the termination or expiry of this Partnership, each party shall return to the other all Confidential Information and all other materials and data of the Disclosing Party (related to the exclusive distribution right) and shall not retain any copies of the same.

     3. Upon the termination or expiry of this Partnership, the Parties shall continue to comply with the terms of this Partnership so far as is necessary to comply with the terms and conditions of any then existing agreements with mutual clients.

     4. All obligations of confidentiality, non-solicitation, all terms relating to the ownership of intellectual property rights, all limitations and exclusions of liability, and all indemnities shall survive the expiry or termination of this Partnership.

XIII.     ASSIGNMENT:
          -----------
This agreement may not be assigned to another party without the written express permission of KCI.
In  witness  whereof,  the  parties  have  hereunto  executed  this  Agreement.

MULTITRADE TECHNOLOGY LLC (MTT).                 KISNET CORPORATION, INC(KCI).
-------------------------------                  ----------------------------

By:                                          By:
        --------------------------                   --------------------------

Name:   Joe Khan                             Name:   Masood Khan

Title:  Managing Partner                     Title:  CEO

Date:                                        Date:
        --------------------------                   --------------------------

            KISNET - MTT / EXCLUSIVE DISTRIBUTION AGREEMENT FOR STEPS



                                    APPENDIX
                                    --------


                                   SCHEDULE E
                                   ----------
                    EXCLUDED TERRITORIES AND PRIOR AGREEMENTS
                    -----------------------------------------

     1.   STEPS  Mexico  -  Exclusive  Distribution  Agreement  for  Mexico.
     2.   BEST  Canada  -  Exclusive  Distribution  Agreement  for  Canada.
     3. RPG Systems Inc. - Exclusive Distribution Agreement for Automobile Repair Shops
     4.

                                   SCHEDULE R
                                   ----------
                            PREFERRED RATES SCHEDULE
                            ------------------------

Rates per hour:

Development Support staff               $50
Programmers                             $75
Systems Analyst                         $100
Senior Consultant                       $125

                            CONSENT OF ASSIGNMENT OF

                   KISNET-MTT EXCLUSIVE DISTRIBUTION AGREEMENT


For good and sufficient consideration, paid by

     MULTITRADE TECHNOLOGIES LLC,

the receipt of which is hereby acknowledged, the undersigned

     KISNET CORPORATION INC.,

a party with consent rights to

     KISNET-MTT EXCLUSIVE DISTRIBUTION AGREEMENT,

hereby consent to the assignment of Kisnet-MTT exclusive distribution agreement to

     JACKSON RIVERS TECHNOLOGIES, INC.

provided that Jackson Rivers Technologies, Inc shall continue to adhere to all the terms and conditions of the Kisnet-MTT exclusive distribution agreement and shall be liable for the full and faithful performance of all obligations, conditions, terms and provisions of the terms and conditions of the Kisnet-MTT exclusive distribution agreement.


KISNET  CORPORATION,  INC  (KCI).
--------------------------------


By:
         -----------------------

Name:    Lauris  A.  Khan

Title:   President

Date:    June  23,  2004



----------------------------           --------------------------
       Witness